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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------
                                    FORM 8-K

                                 CURRENT REPORT
                                   Pursuant to

                             Section 13 or 15(d) of


                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): June 16, 2000

                              --------------------
                            GENOME THERAPEUTICS CORP.
             (Exact name of registrant as specified in its charter)

        Massachusetts                   0-10824                 04-2297484

(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
      of incorporation)                                   Identification Number)

                                100 Beaver Street
                          Waltham, Massachusetts 02453

          (Address, of principal executive offices, including zip code)



                                 (781) 398-2300

               (Registrant's Telephone number including area code)
                              --------------------




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                               Page 1 of 5 pages.


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Item 5.   OTHER EVENTS

         On June 16, 2000, Genome Therapeutics Corp. issued a press release announcing that the Company has added Schering-Plough as a customer to its Sequencing Center. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1.




                                      -2-


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GENOME THERAPEUTICS CORP.

                                       By  /s/  Philip V. Holberton
                                           ---------------------------------
                                           Name:  Philip V. Holberton
                                           Title:   Chief Financial Officer

Date: June 20, 2000



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                                  EXHIBIT INDEX



99.1              Press Release dated June 16, 2000